Exhibit 10.23

FIFTH AMENDMENT

TO AMENDED AND RESTATED LOAN AGREEMENT

This Fifth Amendment to Amended and Restated Loan Agreement (“Amendment”) is made as of July 23, 2008, by and among AMERICAN CRYSTAL SUGAR COMPANY, a Minnesota cooperative corporation (together with its successors and assigns, the “Borrower”), and COBANK, ACB, an agricultural credit bank (“Lender”).

RECITAL

This Amendment is made with respect to the Amended and Restated Loan Agreement made as of the 31st day of July, 2006 (as amended, modified, supplemented, renewed or restated from time to time, the “Agreement”).  Capitalized terms that are not defined in this Amendment shall have the meanings assigned to them in the Agreement.  The Borrower and the Lender desire to amend certain provisions of the Agreement as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1.             Defined Terms.

The following terms set forth in Section 1.1 of the Agreement shall be amended and restated in their entirety as follows:

“Commitments”: The Revolving Loan and the Term Loans.

“Loans”:  The Revolving Loan (sometimes referred to informally by the parties as T07), Term Loan T01, Term Loan T01NP, Existing Term Loan T03NP, Term Loan T04, or Term Loan T06 (collectively referred to as the “Loans”).

“Loan Documents”:  This Agreement, the Notes, agreements evidencing the Existing Term Loan T03NP, and the Security Documents.

“Note”:  The Revolving Note, Term Note T01, Term Note T01NP, Term Note T04, Term Note T06, or any notes evidencing Existing Term Note T03NP (collectively referred to as the “Notes”).

“Revolving Loan Amount”:  An amount which shall not at any time be greater than Three Hundred Forty Five Million Dollars ($345,000,000), as determined from time to time according to the terms of the Loan Agreement, or such lesser amount that may be designated by the Borrower in a written notice to the Lender, which lesser amount will be effective seven (7) days after the Lender’s receipt of such written notice.

“Term Letter of Credit”:  Any Term T06 Letter of Credit or any Term T04 Letter of Credit (collectively referred to as the “Term Letters of Credit”).

“Term Loan”:  The Term Loan T01, Term Loan T01NP, Existing Term Loan T03NP, Term Loan T04, or Term Loan T06 (collectively, the “Term Loans”).

“Term Loan T01 Amount”:  An amount which shall not at any time be greater than (i) Forty-Eight Million Seven Hundred Seven Thousand Four Hundred Two Dollars ($48,707,402) through December 30, 2008, (ii) Forty-One Million Nine Hundred Fifty-Two Thousand Six Hundred Two Dollars ($41,952,602) from December 31, 2008 through December 30, 2009, provided that, if Borrower makes the scheduled principal payments referenced in Section 2.7(b), such Term Loan T01 Amount shall be increased to Forty-Eight Million Seven Hundred Seven Thousand Four Hundred Two Dollars ($48,707,402) for the period from December 31, 2008 through December 30, 2009, (iii) Thirty-One Million Seven Hundred Seven Thousand Four Hundred Two Dollars ($31,707,402) for the period from December 31, 2009 through December 30, 2010, (iv) Fifteen Million Eight Hundred Fifty Three Thousand Seven Hundred One Dollars ($15,853,701) for the period from December 31, 2010 through December 30, 2011, and (iv) Zero Dollars ($0) at December 31, 2011.

“Term Loan T06 Amount”:  An amount which shall not at any time be greater than Sixty-Five Million Dollars ($65,000,000), as determined from time to time according to the terms of the Loan Agreement.

“Termination Date”:  The earliest of (a) August 1, 2010, or (b) the date on which the Revolving Commitments are terminated pursuant to Section 7.2 of the Loan Agreement, provided however, the “Termination Date” with respect to Term Loan T04 shall be the Term Loan T04 Maturity Date, unless earlier terminated pursuant to Section 7.2 of the Loan Agreement.

“Term Loan Availability Period”:  The period beginning on the Closing Date and ending on August 1, 2010.

“Term Loan Maturity Date”:  December 31, 2011, provided however, the “Term Loan Maturity Date” with respect to Term Loan T04 shall be the Term Loan T04 Maturity Date; and provided however, the “Term Loan Maturity Date” with respect to Term Loan T01NP shall be the Term Loan T01NP Maturity Date.

“Total Revolving Outstandings”:  As of any date of determination, the sum of (a) the aggregate unpaid principal balance of the Revolving Loan outstanding on such date, (b) the aggregate maximum amount available to be drawn under Seasonal Letters of Credit outstanding on such date, and (c) the aggregate amount of Unpaid Drawings related to a Seasonal Letter of Credit on such date.

“Total Term Outstandings”:  As of any date of determination, the sum of (a) the aggregate unpaid principal balance of Term Loan T01, (b) the aggregate unpaid principal balance of Term Loan T01NP, (c) the aggregate unpaid principal balance of Existing Term Loan T03NP, (d) the aggregate unpaid principal balance of Term Loan T04, (e) the aggregate unpaid principal balance of Term Loan T06, and (f) the aggregate amount of Unpaid Drawings related to a Term Letter of Credit on such date.

                “Unused Term Loan Amount”:  As of any date of determination, the amount by which the Term Loan T01 Amount, plus the Term Loan T01NP Amount, plus the Existing Term Loan T03NP Amount, plus the Term Loan T04 Amount, plus the Term Loan T06 exceeds the Total Term Outstandings.

The following terms set forth in Section 1.1 of the Agreement shall be hereby deleted in their entirety:

“Existing Loans”

“Existing Term Loan T04”

“Term Letter of Credit Commitment Amount”

Any remaining reference in the Agreement made to “Existing Loans” shall be deemed to read “Existing Term Loan T03NP.”

The following terms shall be added to Section 1.1 of the Agreement:

“Term Loan T01NP Termination Date”:  December 31, 2008.

“Term T04 Letter of Credit”:  As defined in Section 2.1(e).

“Term T06 Letter of Credit”: An irrevocable letter of credit issued under Term Loan T06 pursuant to this Agreement for the account of Borrower.

“Term T06 Letter of Credit Commitment Amount”:   Twenty Million Dollars ($20,000,000).

“Term Loan T04”:  As defined in Section 2.1(e).

“Term Loan T04 Amount”:  An amount which shall not at any time be greater than Sixty One Million Dollars ($61,000,000), as determined from time to time according to the terms of the Loan Agreement.

“Term Loan T04 Termination Date”:  April 30, 2013.

2.             Reference to “Term Loan T01 Availability Period” as it appears in Section 2.1(b) shall be deleted and replaced with the term “Term Loan Availability Period”.

3.             Reference to “Term Loan T01NP Availability Period” as it appears in Section 2.1(c) shall be deleted (there being no remaining availability under Term Loan T01NP).

4.             Reference to “Term Loan T06 Availability Period” as it appears in Section 2.1(d) shall be deleted and replaced with the term “Term Loan Availability Period”.

5.             Section 2.1(e) of the Loan Agreement, Lending Commitments; Term Loan T04, shall be amended and restated to read in full as follows:

(e)  Term Loan T04.  Subject to the terms and conditions hereof, the Lender agrees to make a non-revolving term facility available to Borrower, jointly and severally, for the purpose of issuing irrevocable letters of credit for the account of Borrower (each a “Term T04 Letter of Credit”), to issue Term T04 Letters of Credit which replace any existing letters of credit previously issued under Term T04, to replace any Term T04 Letters of Credit which are terminated with new Term T04 Letters of Credit, and for no other purpose, provided that, the aggregate maximum amount that is capable of being drawn under all outstanding Term T04 Letters of Credit shall not at any time exceed the Term T04 Amount.  All Term T04 Letters of Credit shall be issued pursuant to the terms of this Agreement and shall reduce the Term Loan T04 Amount by the maximum amount capable of being drawn under such Term T04 Letters of Credit.  In the event of any termination of any Term T04 Letters of Credit, the Term Loan T04 Amount shall be restored by the maximum amount that was capable of being drawn under such terminated Term T04 Letters of Credit.  Any draw under a Term Loan T04 Letter of Credit shall be deemed a Term Loan Advance pursuant to the terms of this Agreement.  All Advances made under this Term Loan T04 shall be Base Rate Advances.

6.             Section 2.7(b) of the Loan Agreement, Repayment; Term Loan T01, shall be amended and restated to read in full as follows:

(b) Term Loan T01.  The unpaid principal of Term Loan T01 shall be payable as follows:  On December 31, 2008, a principal payment shall be due in an amount equal to Six Million Seven Hundred Fifty Four Thousand Eight Hundred Dollars ($6,754,000); on December 31, 2009, a principal payment shall be due in an amount equal to Seventeen Million Dollars ($17,000,000); on December 31, 2010 a principal payment shall be due in an amount equal to one-half (1/2) of the outstanding principal balance of Term Loan T01 as of the last day of the Term Loan Availability Period, and any amount of principal or interest remaining unpaid with respect to Term Loan T01 on the Term Loan Maturity Date shall be immediately due and payable on such date.

7.             Section 2.7(d) of the Loan Agreement, Repayment; Term Loan T06, shall be amended and restated to read in full as follows:

(d) Term Loan T06.  The unpaid principal of Term Loan T06 shall be payable as follows:  On December 31, 2010, a principal payment shall be due in an amount equal to one-half (1/2) of the outstanding principal balance of Term Loan T06 as of the last day of the Term Loan Availability Period, and any amount of principal or interest remaining unpaid with respect to Term Loan T06 on the Term Loan Maturity Date shall be immediately due and payable on such date.

8.             A new Section 2.7(e) of the Loan Agreement, Repayment; Term Loan T04, shall be added to read in full as follows:

(e) Term Loan T04.  Any Unpaid Drawing outstanding under any Term T04 Letters of Credit as of the Term Loan T04 Maturity Date shall be immediately due and payable on such date.  Otherwise, any Advances made by Lender under Term T04 shall be repayable pursuant to the terms of the Agreement (including without limitation Section 2.12) and Term Note T04.

9.     Section 2.9 of the Loan Agreement, Letters of Credit, shall be amended and restated to read in full as follows:

Section 2.9 Letters of Credit.  Upon the terms and subject to the conditions of this Agreement, the Lender agrees to issue Letters of Credit for the account of Borrower from time to time between the Closing Date and thirty (30) days prior to the Termination Date in such amounts as the Borrower shall request up to an aggregate amount at any time outstanding not exceeding the Seasonal Letter of Credit Commitment Amount, the Term T06 Letter of Credit Commitment Amount, or the Term Loan T04 Amount, as applicable; provided that (i) the face amount of any Seasonal Letter of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow as Revolving Loan Advances, (ii) the face amount of any Term T06 Letter of Credit shall automatically reduce, dollar for dollar, the amount which Borrower may borrow as Term Loan T06 Advances; (iii) the face amount of any Term T04 Letter of Credit shall automatically reduce, dollar for dollar, the aggregate face amount of Letters of Credit which may be issued on behalf of Borrower under Term Loan T04;  (iv) the aggregate face amount of all issued and outstanding Seasonal Letters of Credit shall not exceed $20,000,000; (v) the aggregate face amount of all issued and outstanding Term T06 Letters of Credit shall not exceed $20,000,000; (vi) the aggregate face amount of all issued and outstanding Term T04 Letters of Credit shall not exceed the Term Loan T04 Amount; (vii) no Seasonal Letter of Credit will be issued in any amount which, after giving effect to such issuance, would cause Total Revolving Outstandings to exceed the Revolving Loan Amount, and (viii) no Term T06 Letter of Credit will be issued in any amount which, after giving effect to such issuance, would cause the aggregate unpaid principal balance of Term Loan T06 and the aggregate amount of Unpaid Drawings relating to a Term T06 Letter of Credit to exceed the Term Loan T06 Amount, and (ix) no Term T04 Letter of Credit will be issued in any amount which, after giving effect to such issuance, would cause the aggregate unpaid principal balance of Term Loan T04 and the aggregate amount of Unpaid Drawings relating to a Term T04 Letter of Credit to exceed the Term Loan T04 Amount.  Each Letter of Credit request shall set forth (i) the face amount and expiry date of such Letter of Credit; (ii) the beneficiary of such Letter of

Credit; (iii) the terms thereof; and (iv) such other information as the Lender may request.

10.   Letters of Credit.  For avoidance of doubt, the parties agree that the Letters of Credit described on Schedule 2.9, which is attached hereto and incorporated herein by this reference, are all of the Letters of Credit issued pursuant to the terms of the Agreement as of the date of this Amendment.

11.   Annex I, Pricing Grid (setting forth Margin Percentages and Percentages for computation of Letter of Credit Fees and Commitment Fees), attached to the Agreement, is hereby deleted in its entirety and replaced with Annex 1-A, which is attached hereto and incorporated herein by this reference.  Any reference to Annex I in the Agreement shall hereinafter be deemed to refer to Annex I-A.

12.           This Amendment shall be effective as of its date, conditioned upon (a) the execution and delivery to the Lender of this Amendment, executed by the Borrower and executed by a “majority of affected participants” (as such phrase is defined in the participation agreements between Lender and the Participants); (b) the payment of the amendment administration fee and the arrangement fee payable to the Lender as agreed to between the Borrower and the Lender; and (c) an amendment fee in the amount of $458,707.40 in consideration of this Amendment for the account of Lender.

13.           This Amendment shall be an integral part of the Agreement, and all of the terms set forth therein are hereby incorporated in this Amendment by reference, and all terms of this Amendment are hereby incorporated into said Agreement as if made an original part thereof.  All of the terms and conditions of the Agreement, which are not modified in this Amendment, shall remain in full force and effect.  To the extent the terms of this Amendment conflict with the terms of the Agreement, the terms of this Amendment shall control.

14.           This Amendment may be executed in several counterparts, each of which shall be construed together as one original.  Facsimile signatures on this Amendment shall be considered as original signatures.

[Signature Page Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Amended and Restated Loan Agreement as of the day and year first herein above written.

AMERICAN CRYSTAL SUGAR COMPANY,
a Minnesota cooperative corporation, as Borrower

By:	/s/ Samuel S. M. Wai
Its:	Treasurer

COBANK, ACB, as Lender

By:

  /s/ Michael Tousignant

Its:	Vice President

{SIGNATURE PAGE ONE OF ONE TO FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT}

Schedule 2.9

Existing Letters of Credit

Seasonal Letters of Credit:

	Loan Intrnl Ref		Lc Expire
Oblgtn No	No	Lc Issd Amt	Dat
001937627	00614645	$6,694,109.59	07/12/09
001639502	00614321	$477,000.00	04/01/09
001973515	00613621	$5,931,164.38	04/13/09
001639261	00092028	$1,490,025.00	11/01/08
	TOTAL	$14,592,298.97

Term T04 Letters of Credit:

	Loan Intrnl Ref		Lc Expire
Oblgtn No	No	Lc Issd Amt	Dat
001573594	00096021	$16,504,109.59	03/31/09
002185036	00615176	$220,500.00	04/30/09
001573622	00098002	$5,931,165.00	03/31/09
001573613	00097006	$5,673,288.00	03/31/09
002143222	00613963	$100,000.00	08/31/08
001978866	00614766	$4,634,383.56	12/15/08
002143251	00614984	$18,125,589.04	12/13/08
001573607	00097001	$1,031,506.85	03/21/09
001573586	00096020	$1,031,506.85	03/31/09
002143238	00613430	$3,692,794.52	09/01/09
	TOTAL	$56,944,843.41

Term T06 Letters of Credit:

NONE

ANNEX I-A

Pricing Grid

		LIBOR Margin (in basis points) Letter of Credit Fees		Base Rate Margin (in basis points)		Commitment Fee (in basis points)
Tier	Leverage Ratio	Revolving Loan	Term Loans	Revolving Loan	Term Loans	Revolving Loan	Term Loans
1	<1.0 to 1.0	75.0	75.0	0	0	15.0	15.0
2	<1.20 to 1.0 and >1.0 to 1.0	87.5	87.5	0	0	17.5	17.5
3	<1.35 to 1.0 and >1.20 to 1.0	100.0	100.0	0	0	20.0	20.0
4	>1.35 to 1.0	125.0	125.0	0	0	25.0	25.0